‘Lease Agreement’
Welcome to Serve Corp.
This Lease Agreement is signed between the Leaser (1), the Tennant (2) and the Co-signor (2b).
Date: May 18. 2007	6. Amount Claimed on Signing the Agreement	Description
1. Leaser:	Guarantee Money ¥710,000	1-month rent (non taxable)
City: Tokyo	Rent for the Initial Month ¥426,000	For the initial month
Name of Leaser: Servecorp Japan	Common Service Fee ¥27,500	For the initial month
URL: www.servecorp.co.jp	Telephone Lines ¥50,000	For the initial month (2 lines)
Address: 3-6-7, Kita-Aoyama, Minato-Ku, Tokyo	Smart Office Lines ¥58,000	For the initial month (3 lines)
Level 11, Aoyama Palacio Tower	Hot Desk Account ¥5,000	For the initial month: 1 account
Tel: +81-3-5778-7600	Parking Lot
Company Name Plate
2a. Tennant	Additional Furniture ¥35,000	For the initial month (additional furniture)
Name: Dream Media, Inc.
URL:	Tax (5%) ¥30,075
Address: 3-6-7, Kita-Aoyama, Minato-Ku, Tokyo	Total Amount: ¥1,341,575
Level 11, Aoyama Palacio Tower
Tel:	7. Terms and Conditions:
Building(or the Premises):
2b. Co-Signor	Level 11 of Aoyama Palacio Tower
Name: Kenji Osako	The Leaser shall lease an office space No. 11 (or the Office Space) of the Premises.
Address: 2-21-1002, Honmachi-Bashi, Chuo-Ku, Osaka
Regular rent: ¥710,000 ; Pre-notice for cancellation : 2 months in advance
Tel: 090-6679-8393	Effective Date of this Agreement: June 1, 2007
Passport/Driver’s License No: MZ0234594	Expiry Date of this Agreement (See Clause 5): November 30, 2007
Date of Issue/Issuing Country: Sept. 20, 2004 in Japan	Terms of this Agreement: 6 months; Common Service Charge: 2.5%
	Monthly rent: ¥429,000	From June 1 to Nov. 30 2007
3. Bank Information	Monthly rent: ¥710,000	From December 1, 2007 to
Bank designated by the Leaser: Shin Marunouchi Branch, Bank of Tokyo-Mitsubishi UFJ, Ltd.	Monthly rent:

8. Explanation
Account Holder: Servecorp Japan Kabushiki Kaisha Omotesando Guchi	For the initial six (6) months, the office rent is ¥426,000, a special rent a discount of 40% on the regular rent. This lease agreement is a fixed agreement starting on
Account No.: Current Account No. 4191948	June 1, 2007 and ending on November 30, 2007. During the period, no
Bank designated by the Tennant:	cancellation is accepted, in principle. If the Tennant desires to cancel this
Account Holder:	agreement when the initial period has expired, a two-month advance notice to that
Account No,:	effect shall be submitted to the Leaser. Extension to this agreement is allowed
Automatic Draft to be Started on:	provided that the rent for the extended periods is to be negotiated.
The cost for cleaning and returning back to original conditions of the Premises on
4. Head Office of the Tennant	evacuation shall be approx. 70% of the guarantee money.
Person in Charge:
Address:	Basic Services (included in the rent)	Hot Desk Membership
Contact E-mail Address:	Desk for the executive: 1, Chair for the executive: 1 Chairs for visitors: 2, 3-staged filing cabinet: 1	Incl. Hot Desk Membership
Tel:
■ In the case of absence of the Tennant staff, a member of the Leaser accepts phone calls in the name of the Tennant.
■ Attendance of visitors and conveying telephone messages
■ Up to 4 telephone lines that can be received simultaneously are available.
■ One telephone line is installed in the office (at the time of move-in)
■　Initial programming and communication setting to transfer telephone calls to a cell phone, a telephone at home or to an overseas branch.
■ Dedicated voice mail function
■ Servecorp Smart Office line connection initial setting (within 30 min.)
■ The office is accessible 24 hours a day.
■ Cleaning and utility charges
■ Tea, coffee and green tea (self service only)
■ Receiving and sending mails on behalf of the Tennant (working days on weekdays)
■ Newspaper and flower arrangement services in the reception area (weekdays)
■ Servecorp will pay 10% commission to the Tennant for introducing a new customer for office rent.

■ World office/business lounge can be used free of charge up to 5 days per month (reservation required)
■ Vertual office experience of Serve corp at other cities is free of charge for two months.
■ Printing service at all Servecorp locations.
■ On-line reservation of Servecorp facilities and services all over the world available.
■ Microsoft Office XP software may be used (Licenses obtained)
■ Storage of file up to 20MB (Additional files upon negotiation)
■ Video conference
■ Obtaining e-mail accounts and sending/receiving
■ Business trip and tour arrangement at the special Servecorp customer rate available

5. Referrals
Person to whom a referral should be made:
Company Name:
Address:

The Tennant and the Co-Signor shall hereby agree the terms and conditions stipulated on the overleaf of this sheet, while the Leaser shall agree to provide the services and the facilities provided in it.  All terms and conditions stipulated in this Agreement shall be kept confidential.
For consultation to the Manager of Servecorp International Customer Center: ++612 9231 7612

The undersigned agrees all the terms and conditions of the Lease Agreement by signing on it.
The Leaser	The Co-Signer	The Tennant
Name (in printed style) Servecorp Japan	Name (in printed style): Kenji Osako	Name (in printed style) Dream Media, Inc.
Date:	Date: May 18, 2007	Date: May 18, 2007
Signature:	Signature: Kenji Osako (Signature and official seal affixed)	Copy of Driver’s License or Passport
Official Seal:
Signature: Official Seal: Dream Media, Inc. (Official seals affixed)